Exhibit 25(b)
                      ATLANTIC CITY ELECTRIC COMPANY
                             POWER OF ATTORNEY




     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint
J. L. JACOBS, M. J. CHESSER, L. M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1994 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 6th day of March, 1995.






                                   /s/ M. I. Harlacher, Jr.
                                       M. I. Harlacher, Jr.

                      ATLANTIC CITY ELECTRIC COMPANY
                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint
J. L. JACOBS, M. J. CHESSER, L. M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1994 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 6th day of March, 1995.









                                    /s/ M. J. Chesser
                                        M. J. Chesser
                      ATLANTIC CITY ELECTRIC COMPANY
                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint
J. L. JACOBS, M. J. CHESSER, L. M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1994 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 6th day of March, 1995.





                                    /s/ J. L. Jacobs
                                        J. L. Jacobs

                      ATLANTIC CITY ELECTRIC COMPANY
                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint
J. L. JACOBS, M. J. CHESSER, L. M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1994 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 6th day of March, 1995.








                                    /s/ H. K. Levari, Jr.
                                        H. K. Levari, Jr.

                      ATLANTIC CITY ELECTRIC COMPANY
                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint
J. L. JACOBS, M. J. CHESSER, L. M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1994 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 6th day of March, 1995.








                                    /s/ L. M. Walters
                                        L. M. Walters

                      ATLANTIC CITY ELECTRIC COMPANY
                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint
J. L. JACOBS, M. J. CHESSER, L. M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1994 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 6th day of March, 1995.








                                    /s/ J. E. Franklin, II
                                        J. E. Franklin, II